SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 18, 2004


                                UCAP Incorporated


           Colorado                    0-27480                   84-1325695
----------------------------   ------------------------       ------------------
(State or other jurisdiction   (Commission File ID No.)       (IRS Employer No.)
      of incorporation)

                        Suite 700, 14001 E. Iliff Avenue
                                Denver, CO 80014
                    ----------------------------------------
                    (Address of principal executive offices)

                                 (303) 696-1700
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure

           As previously reported, the Company had suffered significant losses, had no ability to pay its debts as they matured, and had become entirely dependent on its lenders for its working capital needs. In May, 2004, Residential Funding Corporation ("RFC"), the Company's principal lender, which provided a warehouse line of credit for United Capital Mortgage Corporation ("UCMC"), the Company's principal subsidiary, refused to provide any additional advances to UCMC. In addition, Absolute Return Europe Fund, Ltd. ("ARE"), a large shareholder and affiliate of the Company, has also refused to provide any additional advances to UCMC under its Revolving Line of Credit Loan Agreement with UCMC. As a result, UCMC is unable to continue its business and has been forced to cease its operations.

Item 7.              Financial Statements and Exhibits.

           (a)       Financial Statements of Business Acquired

           Not applicable.

           (b)       Pro Forma Financial Information

           Not applicable.

           (c)       Exhibits



                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                                UCAP Incorporated
                                                (Registrant)


Dated:  June 18, 2004                           By: /s/ Will Rogers
                                                --------------------------------
                                                Will Rogers, Director





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